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                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


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                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)           May 28, 1998
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                                        SYS
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                 (Exact Name of Registrant as Specified in Charter)


       California                      0-4169                  95-2467354
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)



9620 Chesapeake Drive, Suite 201, San Diego, CA                    92123
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code     (619) 715-5500
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                                       (none)
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           (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENT

     On May 28, 1998, the Company entered into an agreement terminating their prior discussions and understandings related to the proposed formation of an Ameritech environmental services business, a company originally proposed to be formed with Laurie Eugene Fling ("Fling").

     Under terms of the settlement agreement entered into with Fling, the Company paid Fling the sum of $2,000 and Fling agreed to release any and all claims Fling has or may have against the Company.














                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


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                                                    SYS
                                                (Registrant)



Date: June 3, 1998                       By: /s/ W. Gerald Newmin
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                                             W. Gerald Newmin, Secretary